UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 28, 2006

China Energy Savings Technology, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-31047	86-0995730
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Central Plaza
18 Harbour Road
Suite 3203A
32nd Floor
Hong Kong, China
(Address of Principal Executive Offices)

852-2588-1228
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The Registrant received on May 10, 2006 a staff determination letter from the Nasdaq Stock Market stating that the staff believes that due to public interest concerns under Marketplace Rule 4300 and that the Registrant may have violated Marketplace Rules 4330 and 4420, the staff determined to delist the Registrant’s securities from the Nasdaq Stock Market at the opening of business on Friday, May 19, 2006 unless the Registrant requests a hearing in accordance with Nasdaq Marketplace Rules. While the Registrant does not agree with the staff’s determination, it is the Registrant’s intention not to request such a hearing. A press release regarding the notice of delisting is attached as an exhibit to this Current Report.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

In letters dated May 12, 2006, Moore Stephens Wurth Frazer & Torbet LLP (“Moore Stephens”), which served as the independent registered public accounting firm for the Registrant since November 5, 2004, informed the Registrant and the SEC of their decision to resign as the Registrant’s auditor. There is $5,200 of outstanding fees payable to Moore Stephens.

The report of Moore Stephens on the financial statements of the Registrant for the fiscal year ended September 30, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle, except that Moore Stephens disclaimed an opinion on the Company’s internal control over financial reporting for the year ended September 30, 2005 as management had not completed its assessment of internal control over financial reporting.

The Registrant's management accepted the decision of Moore Stephens to withdraw as the Registrant’s independent registered public accounting firm. The Registrant does not expect to engage a new independent registered public accounting firm.

In connection with its audit for the fiscal year ended September 30, 2005 and review of the Registrant’s interim financial statements through December 31, 2005, there have been no unresolved disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction Moore Stephens would have caused them to make reference thereto in their report on the financial statements for such year. During the Registrant's former fiscal year ended September 30, 2005, until Moore Stephens's resignation, there were no "reportable events" (as such term is defined in item 304(a)(1)(v) of regulation S-K).

The Registrant has requested Moore Stephens to review the disclosure contained herein and has asked Moore Stephens to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Moore Stephens's views, or the respects in which Moore Stephens does not agree with the statements contained herein. A copy of Moore Stephens’s letter is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)	RESIGNATION OF DIRECTORS

Effective March 28, 2006, Mr. Paul Risberg (“Mr. Risberg”) resigned as a member of the board of directors of the Registrant. Mr. Risberg has disagreed with the Registrant’s approach in communicating with its shareholders during the current stock trading halt. He disagreed with the Registrant about compliance with generally accepted accounting principles (GAAP). The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Risberg and has informed him that he may furnish the Registrant as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Registrant requests that he provide the respects in which he does not agree with the disclosures. The Registrant will file any letter received by the Registrant from Mr. Risberg as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective April 24, 2006, Ms. Jing Wen Pang (“Ms. Pang”) resigned as a member of the board of directors of the Registrant. Ms. Pang did not give any reasons for resigning. Ms. Pang was appointed as a director and audit committee member of the Registrant on July 1, 2005. There were no disagreements between Ms. Pang with any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 and requested Ms. Pang to furnish the Registrant as promptly as possible with a letter stating whether Ms. Pang agrees or disagrees with the disclosures made in response to this Item 5.02. The Registrant will file any letter received by the Registrant from Ms. Pang as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective April 26, 2006, Ms. Wing-Sze Yau (“Ms. Yau”) resigned as a member of the board of directors of the Registrant. Ms. Yau did not give any reasons for resigning. Ms. Yau was appointed as a director and audit committee member of the Registrant on November 29, 2004. There were no disagreements between Ms. Yau with any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 and requested Ms. Yau to furnish the Registrant as promptly as possible with a letter stating whether Ms. Yau agrees or disagrees with the disclosures made in response to this Item 5.02. The Registrant will file any letter received by the Registrant from Ms. Yau as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective April 26, 2006, Mr. Shao Guang Tan (“Mr. Tan”) resigned as a member of the board of directors of the Registrant. Mr. Tan did not give any reasons for resigning. Mr. Tan was appointed as a director and audit committee member of the Registrant on December 8, 2004. There were no disagreements between Mr. Tan with any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 and requested Mr. Tan to furnish the Registrant as promptly as possible with a letter stating whether Mr. Tan agrees or disagrees with the disclosures made in response to this Item 5.02. The Registrant will file any letter received by the Registrant from Mr. Tan as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective April 28, 2006, Mr. Kwun Luen Siu (“Mr. Siu”) resigned as a member of the board of directors of the Registrant. Mr. Siu did not give any reasons for resigning. Mr. Siu was appointed as a director of the Registrant on January 17, 2006. There were no disagreements between Mr. Siu with any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 and requested Mr. Siu to furnish the Registrant as promptly as possible with a letter stating whether Mr. Siu agrees or disagrees with the disclosures made in response to this Item 5.02. The Registrant will file any letter received by the Registrant from Mr. Siu as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective April 28, 2006, Ms. Lai Fun Sim (“Ms. Sim”) resigned as a member of the board of directors of the Registrant. Ms. Sim did not give any reasons for resigning. Ms. Sim was appointed as a director of the Registrant on September 16, 2004. There were no disagreements between Ms. Sim with any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 and requested Ms. Sim to furnish the Registrant as promptly as possible with a letter stating whether Ms. Sim agrees or disagrees with the disclosures made in response to this Item 5.02. The Registrant will file any letter received by the Registrant from Ms. Sim as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

Effective April 28, 2006, Mr. Lawrence Lok (“Mr. Lok”) resigned as a member of the board of directors of the Registrant. Mr. Lok did not give any reasons for resigning. Mr. Lok was appointed as a director and audit committee member of the Registrant on July 1, 2005. There were no disagreements between Mr. Lok with any officer or director of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 and requested Mr. Lok to furnish the Registrant as promptly as possible with a letter stating whether Mr. Lok agrees or disagrees with the disclosures made in response to this Item 5.02. The Registrant will file any letter received by the Registrant from Mr. Lok as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

(b)	RESIGNATION OF OFFICERS

Effective April 28, 2006, Mr. Lawrence Lok resigned as the Chief Financial Officer of the Registrant, Mr. Kwun Luen Siu resigned as the Chief Executive Officer of the Registrant and Ms. Lai Fun Sim resigned as the Corporate Secretary of the Registrant.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press Release regarding delisting
99.2	Letter from Moore Stephens

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

China Energy Savings Technology, Inc.

Date: May 18, 2006	By:	/s/ Lai Fun Sim
Lai Fun Sim Former Director and Corporate Secretary